EXHIBIT 10.4


                        ASSIGNMENT OF TERM LOAN AGREEMENT
                                AND DEED OF TRUST

         THIS ASSIGNMENT OF TERM LOAN AGREEMENT AND DEED OF TRUST is made and entered into effective as of March 23, 2005 by and between PACIFIC ETHANOL, INC., a California corporation ("ASSIGNOR"), PACIFIC ETHANOL, INC., a Delaware corporation ("ASSIGNEE"), WILLIAM L. JONES, an individual ("JONES"), and LYLES DIVERSIFIED, INC., a California corporation ("LDI").

                                R E C I T A L S:

         A. Assignor executed that certain Term Loan Agreement by and among LDI, as Lender, and Assignor, as Borrower, dated as of June 16, 2003, and amended on July 29, 2004 and on March 10, 2005 (as amended, the "AGREEMENT"), which provides for a term loan from LDI to Assignor in the amount of $5,100,000 (the "LOAN"). The Agreement also provides that LDI has the right to purchase shares of common stock or to convert up to $1,500,000 of the principal owing under the Agreement to shares of common stock of Assignor.

         B. Repayment of the Loan under the Agreement was and is secured by that certain Deed of Trust (Non-Construction) Security Agreement and Fixture Filing with Assignment of Rents dated June 20, 2003, executed by Assignor, as Trustor, and LDI, as Beneficiary, naming Chicago Title Company as Trustee (the "DEED OF TRUST"), recorded May 14, 2004 as Instrument No. 2004020570, in the Official Records of Madera County, California. The Deed of Trust encumbers certain real property located in the County of Madera, State of California, more particularly described in EXHIBIT "A" attached hereto and incorporated herein (the "PROPERTY"), and all tangible personal property now owned or hereafter located on the Property.

         C. Repayment of the Loan under the Agreement was and is guaranteed under that certain Continuing Guaranty dated as of June 20, 2003 by and among William L. Jones, as Guarantor, and LDI, as Lender (the "GUARANTY").

         D. Assignor desires to assign the Agreement and Deed of Trust, and its rights and obligations thereunder, to Assignee, and Assignee desires to accept such assignment (the "ASSIGNMENT"), in connection with the share exchange transaction (the "SHARE EXCHANGE TRANSACTION") pursuant to that certain Share Exchange Agreement by and among Assignor, Accessity Corp., a New York corporation ("ACCESSITY"); Kinergy Marketing, LLC, an Oregon limited liability company ("KINERGY"); ReEnergy, LLC, a California limited liability company ("REENERGY"); the shareholders and warrantholders of Assignor, and the limited liability company members of Kinergy and ReEnergy, dated as of May 14, 2004 and subsequently amended by Amendment No. 1 to Share Exchange Agreement dated as of July 29, 2004, Amendment No. 2 to Share Exchange Agreement dated as of October 1, 2004, Amendment No. 3 to Share Exchange Agreement dated as of January 7, 2005, Amendment No. 4 to Share Exchange Agreement dated as of February 16, 2005, and Amendment No. 5 to Share Exchange Agreement dated as of March 3, 2005. Pursuant to such Share Exchange Transaction, the shareholders of Assignor will exchange all of their shares of common stock of Assignor for shares of common stock of Accessity and thereby become a wholly-owned subsidiary of Accessity.

         E. Assignor desires to sell, pursuant to the Securities Purchase Agreements by and between the Assignor and various investors, up to 700 units ("UNITS") at a purchase price of $30,000 per Unit, with each Unit consisting of 10,000 shares of Assignor's common stock, a two-year warrant to purchase 2,000 shares of common stock at an exercise price of $3.00 per share, and a two-year warrant to purchase 1,000 shares of common stock at an exercise price of $5.00 per share (the "SECURITIES PURCHASE TRANSACTION").

         F. LDI desires to consent to the Assignment and Share Exchange Transaction as described herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements of the parties herein, Assignor and Assignee hereby agree as follows:

         1. ASSIGNMENT. Assignor hereby transfers, releases, assigns and delivers unto Assignee and its successors and assigns, the Agreement and Deed of Trust, together with all liens, security interests, guaranties, assignments, covenants, rights and obligations of Assignor in any way related to the Agreement and Deed of Trust. Assignment of the Deed of Trust shall be additionally evidenced by Assignor's execution of an Assignment of Interest in Deed of Trust in the form attached hereto as EXHIBIT "B" ("ASSIGNMENT OF DEED OF TRUST").

         2. ACKNOWLEDGMENT AND ACCEPTANCE BY ASSIGNEE. Assignee hereby acknowledges and accepts the foregoing Assignment and assumes all of the rights and obligations hereby assigned.

         3. CONSENT TO ASSIGNMENT, SHARE EXCHANGE TRANSACTION AND SECURITIES PURCHASE TRANSACTION. LDI hereby consents to the foregoing Assignment, Share Exchange Transaction and Securities Purchase Transaction, and acknowledges that Assignee will hereafter be solely responsible for all obligations under the Agreement and Deed of Trust.

         4. CONTINUATION OF GUARANTY. Jones hereby agrees that the Guaranty shall continue in full force and effect with respect to Assignee's repayment of the Loan under the terms of the Agreement.

         5. FURTHER COOPERATION. Each of the parties hereto agree to execute and deliver such further documents, instruments and agreements, and to take any and all such other actions and undertakings as may be reasonably necessary or incidental to effectuate and carry out the provisions of this Assignment.

         6. ATTORNEY'S FEES. In the event of any dispute between the parties hereto involving the covenants, representations and/or warranties herein contained or arising out of the subject matter of this Assignment, the prevailing party shall be entitled to recover reasonable expenses, attorney's fees and costs.

         7. BINDING EFFECT. This Assignment shall be binding upon and shall inure to the benefit of each of the parties hereto, and their respective successors and assigns.

         8. COUNTERPARTS. This Assignment may be executed in one or more counterparts, and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

         9. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

         10. AMENDMENT. This Assignment shall not be amended or modified in any way except by a written instrument executed by the parties hereto.


         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

ASSIGNOR:                          PACIFIC ETHANOL, INC.,
                                   a California corporation


                                   By: /S/ NEIL KOEHLER
                                       -----------------------------------------
                                       Neil Koehler, Chief Executive Officer


ASSIGNEE:                          PACIFIC ETHANOL, INC.,
                                   a Delaware corporation


                                   By: /S/ NEIL KOEHLER
                                       -----------------------------------------
                                       Neil Koehler, Chief Executive Officer


JONES:                             /S/ WILLIAM L. JONES
                                   ---------------------------------------------
                                   WILLIAM L. JONES


LDI:                               LYLES DIVERSIFIED, INC., a California
                                   corporation


                                   By: /S/ WILLIAM LYLES
                                   ---------------------------------------------
                                   William Lyles, Vice President

                          EXHIBIT "A" TO ASSIGNMENT OF
                     TERM LOAN AGREEMENT AND DEED OF TRUST

                          LEGAL DESCRIPTION OF PROPERTY


         Property description is attached hereto.

                                   EXHIBIT "B"

                           ASSIGNMENT OF DEED OF TRUST
                           ---------------------------


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Rutan & Tucker, LLP
P.O. Box 1950
Costa Mesa, CA  92626
Attn:  Kimberly Riker, Esq.

================================================================================
                                     (Space above line for Recorder's use only.)

                     ASSIGNMENT OF INTEREST IN DEED OF TRUST
                     ---------------------------------------

         FOR VALUE RECEIVED, the undersigned, PACIFIC ETHANOL, INC., a California corporation ("ASSIGNOR"), grants, assigns, and transfers to PACIFIC ETHANOL, INC., a Delaware corporation ("ASSIGNEE"), all of its right, title, and interest in and to that certain Deed of Trust (Non-Construction) Security Agreement and Fixture Filing with Assignment of Rents dated June 20, 2003, executed by PACIFIC ETHANOL, INC., a California corporation, as Trustor, in favor of LYLES DIVERSIFIED, INC., a California corporation ("LDI"), as Beneficiary, naming Chicago Title Company as Trustee, recorded May 14, 2004 as Instrument No. 2004020570, in the Official Records of Madera County, California (the "DEED OF TRUST").

         The Deed of Trust encumbers that certain real property located in the County of Madera, State of California, as more particularly described in EXHIBIT "A" attached hereto and incorporated herein by reference.

         Assignor further grants, assigns and transfers to Assignee, Assignor's rights and obligations under that certain Term Loan Agreement dated June 16, 2003, and amended on July 29, 2004 and on March 10, 2005, which was executed by Assignor, as borrower, in favor of LDI, as lender, and which provides for a term loan in the original principal amount of FIVE MILLION ONE HUNDRED DOLLARS ($5,100,000), (the "LOAN AGREEMENT"), together with all money due and to become due under the Loan Agreement with interest, and all rights and obligations of Assignor under the Deed of Trust.



                   [End of Document - Signature on Next Page]

         IN WITNESS WHEREOF, Assignor has executed this Assignment of Interest in Deed of Trust as of March 23, 2005.

                                   PACIFIC ETHANOL, INC.,
                                   a California corporation


                                   By: /S/ NEIL KOEHLER
                                       -----------------------------------------
                                       Neil Koehler, Chief Executive Officer

STATE OF CALIFORNIA             )
                                )  ss.
COUNTY OF ORANGE                )

         On March 23, 2005 before me, Collene Houston, personally appeared Neil Koehler________________________________________________________________
_____________________________________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

         Witness my hand and official seal.

                                           /S/ COLLENE HOUSTON
                                           -------------------------------------
                                           Notary Public

[SEAL]

                   EXHIBIT "A" TO ASSIGNMENT OF DEED OF TRUST

                          LEGAL DESCRIPTION OF PROPERTY


         Property description is attached hereto.